Exhibit 10.24

SOMANTA INCORPORATED

AMENDMENT TO SERVICE PROVISION AGREEMENT

This AMENDMENT relates to the Service Provision Agreement (the “Agreement”) between Somanta Incorporated, (“Somanta”) and Gary Bower (“Provider”), signed and dated on 4th November 2005 by Agamemnon Epenetos and Gary Bower.

The Amendment effects the following changes to the Agreement, to which Somanta consents, as from the date of signature

The Provider is “GTE Consultancy Ltd”, located at 2 Monsell Court, 33-41 Monsell Road, London, N4 2UH, UK.

Page 7:

The address for notices is

PROVIDER: GTE Consultancy Ltd, 2 Monsell Court, 33-41 Monsell Road, London, N4 2UH, UK.

Page 11:

The payment method details are:

Account Name:	GTE Consultancy Limited

Bank Address:	HSBC Bank 312 Seven Sisters Road, Finsbury Park, London, N4 2AW, UK

IBAN:	GB57MIDL40030311435647

BIC:	MIDLGB2140P

Page 12:

Exhibit A1 (i) Definitions, bullet #2 becomes

•	Service Provider is GTE Consultancy Ltd (including its officers, employees and sub-contractors), whose key employee is G R Bower

ACCEPTED AND AGREED BY:

Somanta Inc

“SOMANTA”		“PROVIDER”

/s/ Agamemnon Epenetos		/s/ Gary Bower
By: Agamemnon Epenetos,		By: Gary Bower
CEO

Date:	19/4/06	Date:	19th April 06

“PROVIDER”

/s/ Gary Bower
By: Gary Bower

GTE Consultancy Ltd

Date:	19th April 06